NOTE MODIFICATION AGREEMENT

     THIS FIRST MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of November 12, 2007, by and between WESTSIDE ENERGY CORPORATION ("Borrower") and KNIGHT ENERGY GROUP II, LLC ("LENDER").

                                    RECITALS
                                    --------

     WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Revolving Note in the maximum principal amount of $8,000,000, executed by Borrower and payable to the order of Lender, dated as of September 20, 2007 (the "Note").

     WHEREAS, Lender and Borrower have agreed to extend the maturity date set forth in the Note, and have agreed to modify the Note to reflect said extension.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

1. The second sentence of Paragraph 1 Payment Terms. of the Note is hereby amended in its entirety to read as follows:

     "The unpaid principal balance of this Revolving Note together with accrued but unpaid interest thereon shall be due and payable on March 31, 2009 (the "Maturity Date") in an amount equal to the then outstanding principal balance plus accrued but unpaid interest."

2. The effective date of the changes to the Note set forth herein shall be the date set forth in the introductory paragraph hereof.

3. Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document. This Modification may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

4. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.





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                          NOTE  MODIFICATION AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.


WESTSIDE  ENERGY  CORPORATION.               KNIGHT  ENERGY  GROUP  II,  LLC

By:                                          By:
Name:                                        Name:
Title:                                       Title: